UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	March 15, 2012

OM GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12515	52-1736882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

127 Public Square, 1500 Key Tower, Cleveland, Ohio 44114-1221
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:	(216) 781-0083

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
On March 15, 2012, the Board of Directors of OM Group, Inc. (the “Company”) approved amendments to the Company's 2007 Incentive Compensation Plan that modified the plan as follows:
Provided more specificity regarding share counting provisions under the plan. The aggregate number of shares available for use under the plan will be reduced by (i) the number of shares covered by a stock option that has been settled by the payment of cash or stock, (ii) the number of shares that have been withheld in payment of a stock option exercise price or to satisfy tax withholding obligations, and (iii) the number of shares covered by a stock appreciation right if it is settled in stock;
Deferred the payment of any dividends and dividend equivalents on performance-based awards contingent upon and until achievement of all the performance criteria applicable to the awards;
Added a so-called “double-trigger” to all future equity grants so that when a replacement award is issued in the event of a change in control, vesting acceleration occurs only if there is both a change in control and a qualifying termination of employment;
Memorialized the prohibition on re-pricing of “underwater” stock options and SARs without stockholder approval, as well as the definition of “fair market value; and
Clarified the operation of the automatic adjustment provisions in the event of certain changes in capitalization or corporate transactions or events.
The above summary is qualified in its entirety by the Company's Amended and Restated 2007 Incentive Compensation Plan, which is attached as Exhibit 10.1.
The Board of Directors also adopted new forms of domestic and international award agreements for stock option, restricted stock (performance-based), restricted stock unit (performance-based), and restricted stock unit (time-based) awards under the Amended and Restated 2007 Incentive Compensation Plan. The forms of these award agreements are attached as Exhibits 10.2 through 10.7.
Item 9.01    Financial Exhibits and Exhibits.

Exhibit No.	Description

10.1	OM Group, Inc. Amended and Restated 2007 Incentive Compensation Plan
10.2	Form of Stock Option Agreement (2012) under the Amended and Restated 2007 Incentive Compensation Plan
10.3	Form of Stock Option Agreement (2012 international) under the Amended and Restated 2007 Incentive Compensation Plan
10.4	Form of Restricted Stock Agreement (2012 performance-based) under the Amended and Restated 2007 Incentive Compensation Plan
10.5	Form of Restricted Stock Unit Agreement (2012 performance-based international) under the Amended and Restated 2007 Incentive Compensation Plan
10.6	Form of Restricted Stock Unit Agreement (2012 time-based) under the Amended and Restated 2007 Incentive Compensation Plan
10.7	Form of Restricted Stock Unit Agreement (2012 time-based international) under the Amended and Restated 2007 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OM GROUP, INC.

Date:	March 21, 2012	By:	/s/ Valerie Gentile Sachs
Name: Valerie Gentile Sachs Title: Vice President, General Counsel and Secretary